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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-86578

                      DAVIS INTERNATIONAL TOTAL RETURN FUND

                    PART OF DAVIS INTERNATIONAL SERIES, INC.

                         EDGAR HEADER FILING INFORMATION

                               RULE 497(E) FILING

                                     STICKER

Supplement Dated December 29, 1999

                      DAVIS INTERNATIONAL TOTAL RETURN FUND

                                   a series of
                        DAVIS INTERNATIONAL SERIES, INC.
                            Supplement to Prospectus
                             Dated February 1, 1999



         The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Who is Responsible For Your Davis Account."

         On December 16, 1999 the Board of Directors voted to recommend that shareholders approve Fiduciary International, Inc. to serve as sub-adviser to the Fund. A meeting of shareholders will be held in February 2000 to approve or disapprove of this recommendation. Shareholders of record will receive information describing Fiduciary International, Inc. and be invited to vote in the shareholder's meeting. As members of the Davis family, directors and officers control over 50% of the outstanding vote, proxies will not be solicited and shareholders are expected to approve of Fiduciary International, Inc.'s appointment as sub-adviser. Fiduciary International, Inc. is expected to begin serving as sub-adviser immediately after the February Shareholders' meeting.

         Fiduciary International, Inc. is a wholly owned subsidiary of Fiduciary Trust Company International which was founded in the 1930s and has been actively investing in international markets since the 1960s.